Exhibit 1.01

Conflict Minerals Report

For the Year Ended December 31, 2025

Introduction

This is the Conflict Minerals Report of Iridex Corporation (the “Company”, “Iridex”, “we” or “our”), filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2025 to December 31, 2025. Rule 13p-1 was adopted by the SEC to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Rule 13p-1 imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. For the purposes of this Report, “conflict minerals” means cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold.

Supply Chain and Product Overview

We are a leading worldwide provider of therapeutic-based laser systems, delivery devices and consumable instrumentation used to treat sight-threatening eye diseases in ophthalmology.

We rely on third parties to manufacture substantially all of the components used in our products. We assemble critical subassemblies and substantially all of our final products at our facility in Mountain View, California. Materials, components and subassemblies provided by our suppliers and external manufacturers and included in our products are sourced from a global supply base, over which we exercise little, if any, control. We do not directly engage in any mining operations, nor do we purchase raw ore or unrefined conflict minerals. Given our position in the supply chain, we rely on the responses of our suppliers, who in turn rely on the responses of their respective suppliers to identify the mines, smelters and refiners that source the Conflict Minerals. We purchase no components that are integrated directly into or used in the manufacture of our products from any covered country. “Covered countries” means the Democratic Republic of Congo and its adjoining countries, including the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Our senior management consulted with our procurement department to determine, based on, among other things, product lists and documentation provided by suppliers, which of our products would reasonably be expected to contain conflict minerals that are necessary to the functionality or production of those products. Based upon the results of this internal inquiry, we determined that the fabricated anodized or coated metal components, electronic circuit boards, electronic cables, probes or optical lenses in our Glaucoma, Medical Retina and Surgical Retina products (collectively, the “Covered Products”) may contain conflict minerals and that those components are necessary to the functionality or production of those products.

Due Diligence Program

Our due diligence processes and efforts have been developed in conjunction with the second edition of the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains for Minerals from Conflict-Affected and High-Risk Areas and the related Supplements on gold, tin, tantalum and tungsten (the “Framework”). We designed our due diligence process to conform in all material respects with these OECD guidelines.

1.
Establishment of Strong Company Management Systems

Our due diligence process was conducted by a cross-functional team comprised of senior executives and supply-chain personnel. The cross-functional team was required to be familiar with our policy with respect to the sourcing of conflict minerals which can be found on the Corporate Governance page of our Web site at www.iridex.com. (The content of any website referred to in this report is included for general information only and is not incorporated by reference in this Report.)

2.
Identification and Assessment of Risks in the Supply Chain

We performed in good faith a reasonable country of origin inquiry (“RCOI”) on conflict minerals that were in our supply chain after January 1, 2025, which inquiry was reasonably designed to determine whether suppliers of components of our Covered Products containing conflict minerals sourced them from any covered country or from recycled or scrap sources.

In order to make the RCOI determination, we solicited information from our suppliers regarding the source of the conflict minerals supplied to us during the year ended December 31, 2025, using the template developed jointly by the companies of Electronic Industry Citizenship Coalition (“EICC”) and the Global e-Sustainability Initiative (“GeSI”), known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Alternatively, we requested that suppliers provide a Smelter/Refiner Certification certifying that (1) conflict minerals produced by the supplier for us were obtained from a conflict-free area, (2) the supplier has processes in place to trace materials and products to ensure that conflict minerals contained in products were not mined in conditions of armed conflict and human rights abuses and (3) the supplier maintains a Conflict Minerals Statement/Policy, and a copy of such policy.

We determined that 27 of our suppliers were within the scope of our external RCOI and due diligence inquiry because the parts or components that they supply to us potentially contain conflict minerals. We sent the Template to each of these suppliers, and received responses from 26 of the 27 suppliers contacted. With the exception of one of our suppliers, our suppliers’ responses to the Template indicated that no conflict minerals that were necessary for the functionality or production of our Covered Products had originated in a covered country. One supplier indicated to us that they had insufficient information to determine the source of the conflict minerals that it supplied to us. As part of our assessment to determine the source of conflict materials that suppliers supply to us,, we sought to identify the smelters from which conflict minerals were obtained by such suppliers and to compare those smelters against the list of smelter facilities that have been identified as “conflict free” by the EICC-GeSI Conflict Free Sourcing (“CFS”) program. The CFS program is a voluntary program whereby an independent third party evaluates smelter procurement activities to determine whether a smelter has sufficiently demonstrated that all materials processed by that smelter originated from sources that do not directly or indirectly finance or benefit armed groups in a covered country. The results of this inquiry are presented below in the Section titled – “Smelters and Refiners”.

3.
Designing and implementing a strategy to respond to identified risks

We have taken or intend to take the following steps to improve the due diligence process and to gather additional information which will assist us to determine whether the conflict minerals we utilize benefit armed groups contributing to human rights violations:

o
conduct and report annually on supply chain due diligence for the applicable conflict minerals;

o
examine the possibility of establishing new terms and conditions in supplier contracts that stipulate responses to conflict mineral related inquiries; and

o
attempt to validate supplier responses using information collected via independent conflict free smelter validation programs such as the CFS program.

•
Carrying Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not have a direct business relationship with any smelters or refiners in our supply chain and, as a result, we do not directly conduct or request audits. Instead, we supported the development and implementation of independent third party audits of smelters such as the CFSI by encouraging our suppliers to purchase materials from audited, conflict-free smelters and determine whether the smelters that were used to process these minerals were validated as conflict-free as part of the CFSI. We monitor smelters or refiners certification status with CFSI.

5.
Reporting on Supply Chain Due Diligence

In 2026, we publicly filed the Form SD along with this Report with the SEC, and a copy of this Report and the Form SD are publicly available on the Corporate Governance page of our Web site at www.iridex.com.

Smelters and Refiners

Based on the responses in the Templates we determined that we had a total of 483 facilities and smelters that were used by our suppliers to fulfill our demands for conflict minerals. Of these 482 facilities and smelters, we have identified 228 facilities or smelters that are deemed CFSP Compliant, indicating that these smelters or refiners are compliant with the Conflict Free Smelter Program assessment protocols. There are eight more smelters or refiners that are deemed CFSP Active - Smelters and Refiners on the Active list that have committed to undergo a CFSP audit or are participating in one of the cross-recognized certification programs: LBMA Responsible Gold Certification or Responsible Jewelry Program Chain-of-Custody Certification. The remaining 246 facilities or smelters listed have not yet been confirmed as Conflict-Free. We base this assessment exclusively on the fact that we could not find these smelters on the CFSI lists for compliant or active smelters. We have assessed these 246 facilities and determined that most of these are of low risk due to their geographic location. There are six smelters or refiners that may be considered at greater risk, since they are geographically located in Africa.

Some of our suppliers provided information at a part number level and we were able to specifically identify the smelters from which their necessary conflict minerals were procured. The remainder of our suppliers provided their complete list of smelters, but we were unable to identify the specific smelters from which the conflict minerals used for our products were procured. As many of the reports we received are company-wide and not product specific, we believe these reports may include smelters and refiners that do not provide the necessary conflict minerals that are used in our products. Due to the many company-wide reports and the multiple levels of suppliers in our supply chain we are unable to determine with certainty at this time a complete list of smelters and refiners listed in the reports that actually provide the specific necessary conflict minerals used in our products.

However, based upon our suppliers’ responses to the Template, we believe that most of the facilities that were used to process the conflict minerals contained in our Covered Products include the smelters and refiners listed in the table below. The table below includes only facilities that are listed in the EICC-GeSI template as “known smelters or refineries.” An indication of “Compliant” in the far-right column of the table indicates that the smelter or refinery has received a “conflict free” designation from an independent third party audit program as of May 20, 2026. An indication of “Active” in the far-right column of the table indicated that the smelter or refinery has committed to undergo a CFSP audit or are participating in one of the cross-recognized certification programs: LBMA Responsible Gold Certification or Responsible Jewelry Program Chain-of-Custody Certification. An indication of “Indeterminable” in the far-right column of the table indicates that the smelter or refinery was not included in the CFSI compliant or active lists and thus, the facility’s designation is indeterminable.

Metal	Smelter Name	Smelter Country	Smelter Identification	Compliant, Active, or Indeterminable
Gold	8853 S.p.A.	ITALY	CID002763	Indeterminable
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920	Indeterminable
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708	Compliant
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015	Compliant
Gold	African Gold Refinery	UGANDA	CID003185	Indeterminable
Gold	Agosi AG	GERMANY	CID000035	Compliant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	Compliant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	Indeterminable
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES	CID002899	Indeterminable
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760	Indeterminable
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500	Indeterminable
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	Compliant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058	Compliant
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077	Compliant
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES	CID002596	Indeterminable
Gold	Asahi Pretec Corp.	JAPAN	CID000082	Compliant
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924	Compliant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920	Compliant
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090	Compliant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	Indeterminable
Gold	Attero Recycling Pvt Ltd	INDIA	CID004697	Indeterminable
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850	Indeterminable
Gold	Augmont Enterprises Private Limited	INDIA	CID003461	Indeterminable
Gold	Aurubis AG	GERMANY	CID000113	Compliant
Gold	Bangalore Refinery	INDIA	CID002863	Compliant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	Compliant
Gold	Boliden Ronnskar	SWEDEN	CID000157	Compliant
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	Compliant
Gold	Caridad	MEXICO	CID000180	Indeterminable
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185	Compliant
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189	Indeterminable
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382	Indeterminable
Gold	Chimet S.p.A.	ITALY	CID000233	Compliant
Gold	Chugai Mining	JAPAN	CID000264	Compliant
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010	Compliant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	Indeterminable
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867	Indeterminable
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348	Indeterminable
Gold	Dongwu Gold Group	CHINA	CID003663	Indeterminable
Gold	Dowa	JAPAN	CID000401	Compliant
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	Compliant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425	Compliant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424	Compliant

Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425	Compliant
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004755	Compliant
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487	Indeterminable
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488	Indeterminable
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489	Indeterminable
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490	Indeterminable
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	Indeterminable
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	Indeterminable
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584	Indeterminable
Gold	Gasabo Gold Refinery Ltd	RWANDA	CID005006	Indeterminable
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459	Indeterminable
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506	Compliant
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852	Indeterminable
Gold	Gold by Gold Colombia	COLOMBIA	CID003641	Compliant
Gold	Gold Coast Refinery	GHANA	CID003186	Indeterminable
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243	Compliant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	Indeterminable
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA	CID000605	Indeterminable
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	Indeterminable
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	Indeterminable
Gold	Hang Seng Technology	CHINA	CID000670	Indeterminable
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	Indeterminable
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	Compliant
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA	CID002519	Indeterminable
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711	Compliant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707	Compliant
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL	CID002601	Indeterminable
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	Indeterminable
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773	Indeterminable
Gold	Hung Cheong Metal Manufacturing Limited	CHINA	CID002904	Indeterminable
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778	Indeterminable
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714	Compliant
Gold	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA	CID004604	Compliant
Gold	Inca One (Chala One Plant)	PERU	CID004704	Active
Gold	Inca One (Koricancha Plant)	PERU	CID004705	Active
Gold	Industrial Refining Company	BELGIUM	CID002587	Indeterminable
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801	Compliant
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562	Indeterminable
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	Compliant
Gold	Istanbul Gold Refinery	TURKEY	CID000814	Compliant
Gold	Italpreziosi	ITALY	CID002765	Compliant
Gold	JALAN & Company	INDIA	CID002893	Indeterminable
Gold	Japan Mint	JAPAN	CID000823	Compliant
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855	Compliant
Gold	Jinlong Copper Co., Ltd.	CHINA	CID000909	Indeterminable

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	Indeterminable
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	Indeterminable
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	Compliant
Gold	K.A. Rasmussen	NORWAY	CID003497	Indeterminable
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	Indeterminable
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	Indeterminable
Gold	Kazzinc	KAZAKHSTAN	CID000957	Compliant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969	Compliant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511	Compliant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	Compliant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605	Compliant
Gold	KP Sanghvi International Pvt Ltd	INDIA	CID004433	Indeterminable
Gold	Kundan Care Products Ltd.	INDIA	CID003463	Indeterminable
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	Indeterminable
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865	Indeterminable
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032	Indeterminable
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056	Indeterminable
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	Indeterminable
Gold	L'Orfebre S.A.	ANDORRA	CID002762	Indeterminable
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078	Compliant
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689	Compliant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	Indeterminable
Gold	Marsam Metals	BRAZIL	CID002606	Indeterminable
Gold	Materion	UNITED STATES OF AMERICA	CID001113	Compliant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	Compliant
Gold	MD Overseas	INDIA	CID003548	Indeterminable
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575	Compliant
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557	Indeterminable
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	Compliant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	Compliant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	Compliant
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153	Compliant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157	Compliant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161	Compliant
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU	CID005014	Indeterminable
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	Compliant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	Compliant
Gold	MKS PAMP SA	SWITZERLAND	CID001352	Compliant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	Compliant
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857	Indeterminable
Gold	Morris and Watson	NEW ZEALAND	CID002282	Indeterminable
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	Indeterminable
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220	Compliant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	Compliant

Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189	Compliant
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259	Compliant
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	CID003690	Indeterminable
Gold	Nyrstar	UNITED STATES OF AMERICA	CID001313	Indeterminable
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	Compliant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	Compliant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	Indeterminable
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	Indeterminable
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872	Indeterminable
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	Indeterminable
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919	Compliant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	Indeterminable
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	Compliant
Gold	PX Precinox S.A.	SWITZERLAND	CID001498	Compliant
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324	Indeterminable
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	Compliant
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522	Indeterminable
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582	Compliant
Gold	Royal Canadian Mint	CANADA	CID001534	Compliant
Gold	SAAMP	FRANCE	CID002761	Indeterminable
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546	Indeterminable
Gold	Safimet S.p.A	ITALY	CID002973	Indeterminable
Gold	SAFINA A.S.	CZECHIA	CID002290	Compliant
Gold	Sai Refinery	INDIA	CID002853	Indeterminable
Gold	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES	CID003666	Indeterminable
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	Indeterminable
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562	Indeterminable
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585	Compliant
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	CID001605	Indeterminable
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916	Compliant
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA	CID001612	Indeterminable
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525	Indeterminable
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	Indeterminable
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA	CID002614	Indeterminable
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	Compliant
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750	Indeterminable
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA	CID001692	Indeterminable
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435	Indeterminable
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527	Indeterminable
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588	Indeterminable
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	Compliant

Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516	Indeterminable
Gold	Sino-Platinum Metals Co., Ltd.	CHINA	CID001745	Indeterminable
Gold	Smelter not listed	CHINA	CID000197	Indeterminable
Gold	Smelter not listed	SOUTH AFRICA	CID004610	Compliant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	Indeterminable
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761	Compliant
Gold	Sovereign Metals	INDIA	CID003383	Indeterminable
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153	Indeterminable
Gold	Sudan Gold Refinery	SUDAN	CID002567	Indeterminable
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	Compliant
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918	Compliant
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810	Indeterminable
Gold	T.C.A S.p.A	ITALY	CID002580	Compliant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	Compliant
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	CID004491	Indeterminable
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	Compliant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	Indeterminable
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615	Compliant
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	Indeterminable
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	Indeterminable
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980	Compliant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993	Compliant
Gold	Valcambi S.A.	SWITZERLAND	CID002003	Compliant
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA	CID002009	Indeterminable
Gold	WEEEREFINING	FRANCE	CID003615	Indeterminable
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030	Compliant
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	Compliant
Gold	Wuzhong Group	CHINA	CID002063	Indeterminable
Gold	Yamakin Co., Ltd.	JAPAN	CID002100	Compliant
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129	Compliant
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA	CID002491	Indeterminable
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	CID002205	Indeterminable
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA	CID002214	Indeterminable
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA	CID002219	Indeterminable
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA	CID002221	Indeterminable
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	Compliant
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA	CID002231	Indeterminable
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA	CID002529	Indeterminable
Tantalum	5D Production OU	ESTONIA	CID003926	Indeterminable
Tantalum	AMG Brasil	BRAZIL	CID001076	Compliant
Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA	CID000059	Indeterminable

Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002705	Compliant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	Compliant
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA	CID004431	Compliant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504	Compliant
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	Compliant
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	Compliant
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	Compliant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557	Compliant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291	Compliant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	Compliant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	Compliant
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA	CID004813	Active
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842	Compliant
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	CID003191	Compliant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	Compliant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	Compliant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	Compliant
Tantalum	KEMET de Mexico	MEXICO	CID002539	Compliant
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	CID002548	Compliant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	Compliant
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175	Compliant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192	Compliant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	Compliant
Tantalum	NPM Silmet AS	ESTONIA	CID001200	Compliant
Tantalum	PowerX Ltd.	RWANDA	CID004054	Compliant
Tantalum	QSIL Metals Hermsdorf GmbH	GERMANY	CID002547	Indeterminable
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508	Compliant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707	Compliant
Tantalum	RFH Recycling Metals Co., Ltd.	CHINA	CID003159	Compliant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583	Compliant
Tantalum	Smelter not listed	CHINA	CID000261	Indeterminable
Tantalum	Smelter not listed	UNITED STATES OF AMERICA	CID000456	Indeterminable
Tantalum	Smelter not listed	MALAYSIA	CID001108	Indeterminable
Tantalum	Smelter not listed	UNITED STATES OF AMERICA	CID001115	Indeterminable
Tantalum	Smelter not listed	TAIWAN, PROVINCE OF CHINA	CID001541	Indeterminable
Tantalum	Smelter not listed	CHINA	CID001634	Indeterminable
Tantalum	Smelter not listed	AUSTRIA	CID002556	Indeterminable
Tantalum	Smelter not listed	JAPAN	CID002861	Indeterminable
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	Indeterminable
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869	Compliant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544	Compliant
Tantalum	TANIOBIS GmbH	GERMANY	CID002545	Compliant
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549	Compliant

Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550	Compliant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891	Compliant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	Compliant
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA	CID003498	Compliant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616	Compliant
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA	CID003973	Compliant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	Compliant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522	Compliant
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232	Indeterminable
Tin	Alpha	UNITED STATES OF AMERICA	CID000292	Compliant
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	Indeterminable
Tin	Aurubis Beerse	BELGIUM	CID002773	Compliant
Tin	Aurubis Berango	SPAIN	CID002774	Compliant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228	Compliant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190	Compliant
Tin	China Tin Group Co., Ltd.	CHINA	CID001070	Compliant
Tin	Chofu Works	CHINA	CID002786	Indeterminable
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486	Active
Tin	CRM Synergies	SPAIN	CID003524	Compliant
Tin	CV Ayi Jaya	INDONESIA	CID002570	Compliant
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455	Indeterminable
Tin	Dongguan Best Alloys Co., Ltd.	CHINA	CID000377	Compliant
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356	Indeterminable
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA	CID000376	Indeterminable
Tin	Dowa	JAPAN	CID000402	Compliant
Tin	DS Myanmar	MYANMAR	CID003831	Indeterminable
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	Indeterminable
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438	Compliant
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448	Compliant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582	Compliant
Tin	Feinhutte Halsbrucke GmbH	GERMANY	CID000466	Compliant
Tin	Fenix Metals	POLAND	CID000468	Compliant
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410	Indeterminable
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	Compliant
Tin	Gejiu Yunxi Group Corp.	CHINA	CID000553	Indeterminable
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	Indeterminable
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	Indeterminable
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	CID004754	Compliant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116	Compliant
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA	CID002274	Indeterminable
Tin	Guangxi Nonferrous Metals Group	CHINA	CID000626	Indeterminable
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA	CID000628	Indeterminable
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA	CID000720	Indeterminable
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA	CID002635	Indeterminable
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	Compliant
Tin	Jean Goldschmidt International (JGI Hydrometal)	BELGIUM	CID000835	Indeterminable
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CHINA	CID000841	Indeterminable

Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231	Compliant
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002819	Indeterminable
Tin	Kai Unita Trade Limited Liability Company	CHINA	CID000942	Indeterminable
Tin	LIAN JING	CHINA	CID002281	Indeterminable
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	CID004796	Indeterminable
Tin	Luna Smelter, Ltd.	RWANDA	CID003387	Compliant
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA	CID001098	Indeterminable
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	Compliant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	Indeterminable
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434	Compliant
Tin	Materials Eco-Refining Co., Ltd.	JAPAN	CID001112	Indeterminable
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500	Indeterminable
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136	Indeterminable
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142	Compliant
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001172	Indeterminable
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173	Compliant
Tin	Ming Li Jia smelt Metal Factory	CHINA	CID001177	Indeterminable
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065	Compliant
Tin	Minsur	PERU	CID001182	Compliant
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191	Compliant
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858	Indeterminable
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	Indeterminable
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	CID001305	Indeterminable
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	Compliant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	Compliant
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337	Compliant
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA	CID005189	Compliant
Tin	Pongpipat Company Limited	MYANMAR	CID003208	Indeterminable
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409	Indeterminable
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309	Indeterminable
Tin	PT Arsed Indonesia	INDONESIA	CID005067	Compliant
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399	Active
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	Compliant
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402	Indeterminable
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406	Indeterminable
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	Compliant
Tin	PT Bangka Serumpun	INDONESIA	CID003205	Indeterminable
Tin	PT Bangka Tin Industry	INDONESIA	CID001419	Indeterminable
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421	Indeterminable
Tin	PT Bukit Timah	INDONESIA	CID001428	Indeterminable
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	Compliant
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835	Indeterminable
Tin	PT Mitra Graha Raya	INDONESIA	CID004685	Indeterminable
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	Compliant
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449	Compliant

Tin	PT Premium Tin Indonesia	INDONESIA	CID000313	Compliant
Tin	PT Prima Timah Utama	INDONESIA	CID001458	Compliant
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868	Compliant
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381	Indeterminable
Tin	PT Rajehan Ariq	INDONESIA	CID002593	Compliant
Tin	PT Refined Bangka Tin	INDONESIA	CID001460	Indeterminable
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463	Indeterminable
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468	Indeterminable
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA	CID002816	Indeterminable
Tin	PT Timah Nusantara	INDONESIA	CID001486	Indeterminable
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477	Compliant
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482	Compliant
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490	Indeterminable
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478	Indeterminable
Tin	PT Tommy Utama	INDONESIA	CID001493	Indeterminable
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706	Compliant
Tin	Rian Resources SDN. BHD.	MALAYSIA	CID003581	Indeterminable
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692	Indeterminable
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539	Compliant
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	CID001606	Indeterminable
Tin	Shangrao Xuri Smelting Factory	CHINA	CID001648	Indeterminable
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA	CID001694	Indeterminable
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA	CID001731	Indeterminable
Tin	Sigma Tin Alloy Co., Ltd.	CHINA	CID002408	Indeterminable
Tin	Smelter not listed	INDONESIA	CID000315	Indeterminable
Tin	Smelter not listed	CHINA	CID000357	Indeterminable
Tin	Smelter Not Listed	INDONESIA	CID001457	Indeterminable
Tin	Smelter not listed	CHINA	CID002428	Indeterminable
Tin	Smelter not listed	CHINA	CID003379	Indeterminable
Tin	Smelter Not Listed	INDONESIA	CID003380	Active
Tin	Soft Metais Ltda.	BRAZIL	CID001758	Compliant
Tin	Super Ligas	BRAZIL	CID002756	Compliant
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA	CID001822	Indeterminable
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403	Compliant
Tin	Thaisarco	THAILAND	CID001898	Compliant
Tin	TIN PLATING GEJIU	CHINA	CID001932	Indeterminable
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180	Compliant
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325	Compliant
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA	CID001954	Indeterminable
Tin	Tratho Metal Química Ltda	BRAZIL	CID003474	Compliant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	Indeterminable
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	Indeterminable
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036	Compliant
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724	Compliant
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA	CID002057	Indeterminable
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA	CID002090	Indeterminable
Tin	XURI	CHINA	CID002099	Indeterminable
Tin	Yifeng Tin	CHINA	CID002121	Indeterminable
Tin	Yuecheng Tin Co., Ltd.	CHINA	CID002147	Indeterminable
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	Indeterminable
Tin	Yunnan Chengo Electric Smelting Plant	CHINA	CID002162	Indeterminable

Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA	CID002164	Indeterminable
Tin	Yunnan Industrial Co., Ltd.	CHINA	CID002173	Indeterminable
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA	CID002309	Indeterminable
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397	Compliant
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004	Compliant
Tungsten	ACL Metais Eireli	BRAZIL	CID002833	Indeterminable
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427	Indeterminable
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553	Indeterminable
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	Compliant
Tungsten	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002704	Compliant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641	Compliant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	Compliant
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281	Indeterminable
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468	Compliant
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060	Indeterminable
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609	Indeterminable
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA	CID002644	Indeterminable
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	CID002645	Indeterminable
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	Active
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	Compliant
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA	CID003580	Compliant
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568	Compliant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	Compliant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541	Compliant
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978	Indeterminable
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417	Compliant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	Indeterminable
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769	Indeterminable
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	CID002513	Indeterminable
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	Indeterminable
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	Compliant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	Compliant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	Compliant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	Indeterminable
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	Compliant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	Compliant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	Compliant
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID005012	Compliant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408	Indeterminable
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	CID004619	Compliant

Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966	Compliant
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105	Compliant
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407	Compliant
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397	Compliant
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643	Indeterminable
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	CID004056	Indeterminable
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	Compliant
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543	Compliant
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845	Indeterminable
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034	Indeterminable
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589	Compliant
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416	Indeterminable
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614	Indeterminable
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612	Indeterminable
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797	Compliant
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438	Indeterminable
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827	Compliant
Tungsten	S.P.T. spol.s r.o.	CZECHIA	CID005068	Compliant
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430	Compliant
Tungsten	Smelter not listed	CHINA	CID000875	Indeterminable
Tungsten	Smelter not listed	UNITED STATES OF AMERICA	CID001116	Indeterminable
Tungsten	Smelter not listed	CHINA	CID001181	Indeterminable
Tungsten	Smelter not listed	JAPAN	CID001195	Indeterminable
Tungsten	Smelter not listed	CHINA	CID001280	Indeterminable
Tungsten	Smelter not listed	AUSTRIA	CID001371	Indeterminable
Tungsten	Smelter not listed	INDONESIA	CID001470	Indeterminable
Tungsten	Smelter not listed	INDONESIA	CID001485	Indeterminable
Tungsten	Smelter not listed	TAIWAN, PROVINCE OF CHINA	CID001764	Indeterminable
Tungsten	Smelter not listed	JAPAN	CID001801	Indeterminable
Tungsten	Smelter not listed	THAILAND	CID001901	Indeterminable
Tungsten	Smelter not listed	CHINA	CID002235	Indeterminable
Tungsten	Smelter not listed	VIET NAM	CID002538	Indeterminable
Tungsten	Smelter Not Listed	UZBEKISTAN	CID002660	Active
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542	Compliant
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF	CID005248	Compliant
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993	Compliant
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724	Indeterminable
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044	Compliant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	Compliant

Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	Compliant
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662	Indeterminable
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA	CID002195	Indeterminable

Forward-Looking Statements

Statements relating to further risk mitigation are forward-looking in nature and are based on our current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that may be outside of our control and which could cause actual events to differ materially from those expressed or implied by the statements made herein.